SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  January 16, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

        Nevada                              4700                91-2051923
(State or Other Jurisdiction of      (Primary Standard       (I.R.S. Employer
Incorporation  or  Organization)          Industrial        Identification  No.)
                                   Classification  Number)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  5.     OTHER  EVENTS

     On January 8, 2004, Invicta Group Inc. ("Invicta") executed a Purchase Agreement with ISIP Telecom, Inc. (the "Purchase Agreement"). Pursuant to the terms of the Purchase Agreement, Invicta acquired all of the outstanding stock of ISIP Telecom, in exhange for 100,000 shares of Invicta's common stock. ISIP Telecon owns, anong other assets, a voice over IP Telecomunications business and Solutions Company, based in South Florida. The value of the acquisition is not material; therefore, no audit of the acquired assets will be performed.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.


     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:


Exhibit No.          Exhibit
-----------          -------

99.1                 Purchase Agreement, dated as of January 8, 2004.
----                 ------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INVICTA GROUP INC.

Date:     January  15,  2004

                                          By:  /s/ William  G.  Forhan
                                               -----------------------
                                               William  G.  Forhan,  President

                                  EXHIBIT INDEX


Exhibit

99.1          Purchase Agreement, dated as of January 8, 2004.